                                                              EXHIBIT 10.10.2


                             ASSIGNMENT AND CONSENT

         This Assignment and Consent ("Agreement") is given effective January ____, 1999 by the Landlord, JACK IRWIN ("Irwin"), and the Guarantors, AUSTIN'S STEAKS & SALOON, INC. ("Austin's"), a Delaware corporation, and PAUL
C. SCHORR, III ("Schorr") to the current Tenant, CHARLIE'S ON THE LAKE, INC., a Nebraska corporation ("COL") and the Assignee, CHARLIE'S SEAFOOD GRILL, INC., a Nebraska corporation ("CSG").

    RECITALS:

    A. On or about March 10, 1994, Austin's Lincoln, Inc., a Nebraska corporation, as Tenant, and Irwin, as Landlord, entered into a certain Commercial Lease (herein referred to as the "Lease"), pertaining to real property in Lincoln, Lancaster County, Nebraska commonly known as Lots 1 and 2, Williamsburg Village North 9th Addition (the "Property").

    B. On or about March 16, 1998, Austin's Lincoln, Inc., a subsidiary of Austin's, assigned to COL all of its interest as Tenant in the Lease incident to the sale of certain Business Assets, and Schorr executed a personal guaranty of Lease limited to $40,000. The Lease had been previously guaranteed by Austin's pursuant to the terms and provisions of a Lease Guaranty dated March 10, 1994 in favor of Irwin as Landlord.

    C. Irwin consented to the assignment referred to in paragraph B above by a Consent to Assignment ("Prior Consent") executed on or about March 16, 1998.

    D. Paragraph 12 of the Lease requires the prior written consent of Irwin to any further assignment thereof, and paragraph 8 of the Prior Consent requires the consent of Austin's and Schorr to any such assignment.

    E. In connection with the sale of certain Business Assets from COL to CSG, COL now desires to further assign the Lease to CSG, and Irwin, Austin's and Schorr are willing to give their consent to such further assignment upon the terms and conditions herein stated.

    NOW, THEREFORE, in consideration of the premises and the mutual agreements and consents herein contained, it is agreed as follows:

    1. CONSENT BY IRWIN. Irwin hereby agrees and consents to the assignment of the Lease to CSG, effective as of the date this Assignment and Consent is fully executed, provided that COL and CSG, as applicable, satisfy the conditions precedent set forth herein.

    2. CONSENT BY AUSTIN'S. Austin's hereby agrees and consents to the assignment of the Lease to CSG, effective as of the date this Assignment and Consent is fully executed, provided that COL and CSG, as applicable, satisfy the conditions precedent set forth herein.

    3. CONSENT BY SCHORR. Schorr hereby agrees and consents to the assignment of the Lease to CSG, effective as of the date this Assignment and Consent is fully executed, provided that COL and CSG, as applicable, satisfy the conditions precedent set forth herein.



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    4.   CONDITIONS PRECEDENT. This Agreement and the consents granted pursuant hereto, is expressly subject to and conditioned upon COL and CSG fulfilling the following conditions precedent and complying with the balance of the terms set forth hereinafter:

    a. All parties shall execute this Agreement and deliver the same to Irwin, Austin's and Schorr.

    b. All sums due and owing Irwin pursuant to the Lease up to and including the date of this agreement shall be paid in full.

    c. Schorr shall acknowledge the continued effectiveness of his personal guaranty of the Lease limited to $40,000.

    d. Yves Menard, principal of COL shall execute a personal guaranty of the Lease, to be effective for a period of one year from execution, limited to $40,000.

    e. Austin's of Lincoln, Inc. ("AOLI"), the original tenant and COL as AOLI's assignee, shall each acknowledge, pursuant to Article 12.b of the Lease, the neither Irwin's consent to the AOLI/COL assignment of 3/16/98 nor this assignment release AOLI or COL.

    5. FURTHER ASSIGNMENT. Article 12a of the Commercial Lease is hereby amended by the addition of the following:

         Notwithstanding anything to the contrary contained in this Commercial Lease, Tenant shall not voluntarily or by operation of law, assign mortgage, sublet or otherwise transfer all or any part of Tenant's interest in the Commercial Lease without the consent of Austin's Steaks & Saloon, Inc., and Paul C. Schorr III, so long as said corporation and individual are Guarantors of this Commercial Lease. Said consent may be withheld in the sole discretion of the Guarantors without regard to the reasonableness or unreasonableness of any refusal to provide such consent.

    6. LEASE ASSIGNMENT. For good and valuable consideration, the receipt and sufficiency of which is hereby specifically acknowledged, COL hereby sells, assigns, transfers and sets over unto CSG all of its right, title and interest in, to and under the Lease and in and to the Property therein leased.

    7. ASSUMPTION OF LEASE. CSG hereby accepts said assignment and hereby specifically agrees to:

    a. Assume, keep, observe and perform all the conditions, covenants and obligations imposed on the Tenant as set forth in the Lease;


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    b.   To make all payments which may hereafter become due to the Landlord under the Lease, according to the terms and conditions of the Lease; and

    c. CSG hereby agrees to provide Schorr with monthly financial statements for its operations by the 25th of the following month, for a period of one year. Should CSG achieve 70% of its business plan sales for the first year of operations, its obligation to provide monthly statements hereunder shall cease, but if CSG shall fail to achieve 70% of its business plan sales during the first year of operations, monthly financial reporting pursuant to this paragraph shall continue until it has achieved such level of annual sales.

    8. CONTINUING OBLIGATIONS. Austin's and Schorr each acknowledges that it has previously guaranteed the performance of the Lease pursuant to a written Guaranty, and that each will continue to be bound according to the terms, conditions, covenants and limitation of their respective Guaranty, notwithstanding this Agreement. AOLI and COL hereby each acknowledge, pursuant to Article 12.b of the Lease, that neither Irwin's consent to the AOLI/COL assignment of 3/16/98 nor this assignment release AOLI or COL.

    9. CSG'S REPRESENTATIONS. CSG hereby represents and declares that the CSG has relied wholly upon its individual judgement and that of its principals regarding the facts and circumstances surrounding the investigation, negotiation, and purchase of the business of the Business Assets and the assumption of the terms, conditions and obligations of the Lease. The decision to consummate the transaction by the CSG is made without reliance upon any statement of representation of Irwin, Schorr or Austin's and further, CSG hereby releases Irwin, Schorr and Austin's and the affiliates of each of them from any action, casue of action, or loss arising from CSG's investigation and purchase of the Business Assets of COL and assumptions of the obligations of the Lease.

    10. INDEMNITY BY COL. COL hereby covenants, warrants and represents to end with CSG and Irwin that it will indemnify and hold CSG and Irwin harmless from any and all claims or causes of action which may be made or asserted against CSG or Irwin as a result of act or omission by anyone, if such claim or cause of action is based upon any act of omission arising out of the ownership, operation or management of the Business Assets and if such act or failure to act occurred at any time prior to the date of this Assignment.

    11. INDEMNITY BY CSG. CSG hereby covenants, warrants and represents to and with COL and Irwin that it will indemnify and hold COL and Irwin harmless from any and all claims or causes of action which may be made or asserted against COL or Irwin as a result of act or omission by anyone, of such claim or cause of action is based upon any act of omission arising out of the ownership, operation or management of the Business Assets and if such act or failure to act occurred at any time after the date of this Assignment.

    12. JOINT INDEMNIFICATION AND RELEASE. COL and CSG hereby agree to defend, indemnify and hold Irwin harmless from and against any and all claims, demands, costs, attorney fees, or other damages or injuries which Irwin may sustain as the result of any dispute arising in


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connection with this sale of the Business Assets by COL to CSG. COL and CSG hereby acquit and forever discharge Irwin from any and all claims, actions, causes of action, demands, rights, damages, costs and expenses whatsoever, which they now have or which may hereafter accrue on account of or in any way growing out of any known or unknown, foreseen or unforseen acts or failures to act and the consequences thereof arising out of the investigation, consideration, negotiations, execution of the Lease and the Guaranty and operation of the business to the date of this Agreement.

    13. NOW WAIVER. Neither Irwin's consent to this proposed Assignment of the Lease by COL to CSG, nor the terms of any agreement entered into between COL and CSG to which Irwin is not a party, shall in any manner limit, waive or alter any of Irwin's rights or obligations pursuant to the Lesse or any guaranty thereof.

    14. ESQUIRE AGREEMENT. This agreement supercedes any prior agreement, oral or written, with respect to the subject matter hereof. The parties to this Agreement understand and agree that no representations, warranties, agreements, or covenants have been made with respect to this Agreement by Irwin, other than those set forth herein, and that in executing this agreement the parties are not relying upon any representations, warranty, agreement, or covenant of Irwin not set forth herein.

    IN WITNESS WHEREOF, the parties have executed this Assignment and Consent, to be effective the date first written above.

                                       COL:
                                       Charlie's On The Lake, Inc.


                                   By: /s/ Yves Menard
                                       -------------------------------------
                                       Yves Menard, President


                                       CEC:
                                       Charlie's On The Lake, Inc.

                                   By: /s/ Brad Armati
                                       -------------------------------------
                                       Brad Armati, President


                                       AUSTIN'S:
                                       Austin's Steaks & Saloon, Inc.

                                   By: /s/ Paul C. Schorr III
                                       -------------------------------------
                                       Paul C. Schorr III, President


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                                       AOLL:
                                       Austin's of Lincoln, Inc.

                                   By: /s/ Paul C. Schorr III
                                       -------------------------------------
                                       Paul C. Schorr III, President


                                       SCHORR:

                                       /s/ Paul C. Schorr, III
                                       -------------------------------------
                                       Paul C. Schorr, III


STATE OF NEBRASKA   )
                    ) ss.
COUNTY OF DOUGLAS   )


     The foregoing instrument was acknowledged before me this ____ day of February, 1999 by Yves Menard, President of Charlie's On The Lake, Inc., a Nebraska corporation, on behalf of the corporation.


                                       -------------------------------------
                                       Notary Public


STATE OF NEBRASKA   )
                    ) ss.
COUNTY OF LANCASTER )


     The foregoing instrument was acknowledged before me this 5th day of February, 1999 by Paul C. Schorr III, President of Austin's Steaks & Saloon, Inc., a Delaware corporation, on behalf of the corporation.


GENERAL NOTARY-State of Nebraska       /s/ Karolynn S. Mizell
      KAROLYNN S. MIZELL               -------------------------------------
  My Comm. Exp. July 22, 2000          Notary Public


STATE OF NEBRASKA   )
                    ) ss.
COUNTY OF LANCASTER )


     The foregoing instrument was acknowledged before me this 5th day of February, 1999 by Paul C. Schorr III, President of Austin's of Lincoln, Inc., a Nebraska corporation, on behalf of the corporation.

GENERAL NOTARY-State of Nebraska       /s/ Karolynn S. Mizell
      KAROLYNN S. MIZELL               -------------------------------------
  My Comm. Exp. July 22, 2000          Notary Public


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STATE OF NEBRASKA   )
                    ) ss.
COUNTY OF LANCASTER )


     The foregoing instrument was acknowledged before me this 5th day of February, 1999 by Paul C. Schorr, III.


GENERAL NOTARY-State of Nebraska       /s/ Karolynn S. Mizell
      KAROLYNN S. MIZELL               -------------------------------------
  My Comm. Exp. July 22, 2000          Notary Public


     IN WITNESS WHEREOF, the undersigned executes this Agreement and Consent, to be effective the date first written above.


                                       -------------------------------------
                                       Jack Irwin


STATE OF NEBRASKA   )
                    ) ss.
COUNTY OF LANCASTER )


     The foregoing instrument was acknowledged before me this _____ day of February, 1999 by Jack Irwin.


                                       -------------------------------------
                                       Notary Public


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                  SIGNATURE PAGE OF JACK IRWIN TO THE ASSIGNMENT
                                 AND CONSENT


IN WITNESS WHEREOF, the undersigned executes this Assignment and Consent, to be effective the date first written above.


                                       LANDLORD:


                                       /s/ Jack L. Irwin
                                       -------------------------------------
                                       Jack Irwin, Date Feb. 3, 1999


STATE OF NEBRASKA   )
                    ) ss.
COUNTY OF LANCASTER )


     The foregoing instrument was acknowledged before me this 5th day of February, 1999, by Jack L. Irwin, Landlord.


GENERAL NOTARY-State of Nebraska       /s/ Barbara C. Chmelka
      BARBARA C. CHMELKA               -------------------------------------
  My Comm. Exp. Sept. 13, 2000         Notary Public



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